      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 3, 1998
                                                 REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                         ITT EDUCATIONAL SERVICES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                     DELAWARE                                           36-2061311
           (STATE OR OTHER JURISDICTION                              (I.R.S. EMPLOYER
         OF INCORPORATION OR ORGANIZATION)                          IDENTIFICATION NO.)
       5975 CASTLE CREEK PARKWAY NORTH DRIVE
                  P.O. BOX 50466
               INDIANAPOLIS, INDIANA                                    46250-0466
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)

                                ESI 401(K) PLAN
                            (FULL TITLE OF THE PLAN)
                            ------------------------

                                CLARK D. ELWOOD
              SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                     5975 CASTLE CREEK PARKWAY NORTH DRIVE
                                 P.O. BOX 50466
                        INDIANAPOLIS, INDIANA 46250-0466
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 (317) 594-9499
         (TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                            ------------------------

                                    COPY TO:
                               JAMES A. ASCHLEMAN
                                BAKER & DANIELS
                     300 NORTH MERIDIAN STREET, SUITE 2700
                          INDIANAPOLIS, INDIANA 46204
                                 (317) 237-0300
                            ------------------------

                        CALCULATION OF REGISTRATION FEE

=======================================================================================================================
                                                      PROPOSED MAXIMUM       PROPOSED MAXIMUM          AMOUNT OF
    TITLE OF SECURITIES          AMOUNT TO BE          OFFERING PRICE           AGGREGATE             REGISTRATION
     TO BE REGISTERED           REGISTERED(1)           PER SHARE(2)        OFFERING PRICE(2)             FEE
-----------------------------------------------------------------------------------------------------------------------
Common Stock, $0.01 par
  value....................    5,000,000 shares           $26.4375             $132,187,500             $38,995
=======================================================================================================================

(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933 (the "Securities Act"), this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein. Pursuant to Rule 457(h)(2) under the Securities Act, no separate fee is required to register such interests.

(2) Estimated solely for purposes of calculating the registration fee and computed in accordance with Rule 457(c) and (h) under the Securities Act using the average of the high and low sale prices of the Common Stock as reported by the NYSE on June 2, 1998, which was $26.4375 per share.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

ITEM 1.  PLAN INFORMATION*

ITEM 2.  REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION*

     *Information required by Part I of Form S-8 to be contained in the Section 10(a) Prospectus is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act and the Note to Part I of Form S-8.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents heretofore filed by ITT Educational Services, Inc. (the "Registrant") with the Securities and Exchange Commission are incorporated by reference in this Registration Statement:

     (1) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1997;

     (2) The Registrant's Current Report on Form 8-K dated February 23, 1998;

     (3) The Registrant's Current Report on Form 8-K dated March 31, 1998;

     (4) The Registrant's Current Report on Form 8-K dated April 16, 1998 and the amendment thereto on Form 8-K/A filed on April 17, 1998;

     (5) The Registrant's Quarterly Report on Form 10-Q for the three months ended March 31, 1998; and

     (6) The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A filed with the Securities and Exchange Commission on December 19, 1994, including any amendment or report filed for the purpose of updating such description.

     In addition, all documents subsequently filed by the Registrant or the ESI 401(k) Plan (the "Plan") pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities offered hereby then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from their respective dates of filing.

     The Registrant will promptly provide without charge to each person to whom a prospectus is delivered a copy of any or all information that has been incorporated herein by reference (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into such information) upon the written or oral request of such person directed to the Secretary of the Registrant at its principal offices, 5975 Castle Creek Parkway North Drive, P.O. Box 50466, Indianapolis, Indiana 46250-0566, telephone (317) 594-9499.

ITEM 4.  DESCRIPTION OF SECURITIES.

     Not Applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

     Not Applicable.

ITEM 6.  INDEMNIFICATION OF OFFICERS AND DIRECTORS.

     Reference is made to Article VI of the Company's Restated Certificate of Incorporation, filed as Exhibit 4.1 hereto, and Article VII of the Company's By-Laws, filed as Exhibit 4.2 hereto, which provides that the Company shall indemnify and advance expenses to its currently acting and former directors and officers, and may indemnify and advance expenses to its currently acting and former employees and agents, to the fullest extent permitted by applicable law, including the Delaware General Corporation Law, as amended from time to time (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than said law permitted the Company to provide prior to such amendment). The Company may also enter into one or more agreements with any person which provide for indemnification greater or different than that provided in Article VI of the Company's Restated Certificate of Incorporation. In addition, insurance policies provide for the indemnification of the Company's directors and officers, as well as for reimbursement of the Company for amounts paid by the Company above certain limits in indemnifying its directors and officers, for liabilities under the Securities Act of 1933, subject to applicable retentions.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

     Not Applicable.

ITEM 8.  EXHIBITS.

     The list of Exhibits is incorporated herein by reference to the Index to Exhibits.

     The Registrant hereby undertakes that it will submit or has submitted the Plan and any amendment thereto to the Internal Revenue Service ("IRS") in a timely manner and has made or will make all changes required by the IRS in order to qualify the Plan under Section 401 of the Internal Revenue Code.

ITEM 9.  UNDERTAKINGS.

     The undersigned Registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

          (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

          (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

     Provided, however, that paragraphs (1)(i) and (1)(ii) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, State of Indiana, on June 2, 1998.

                                          ITT EDUCATIONAL SERVICES, INC.

                                          By: /s/ RENE R. CHAMPAGNE

                                            ------------------------------------
                                            Rene R. Champagne
                                            Chairman, President and Chief
                                              Executive Officer

                               POWER OF ATTORNEY

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in their respective capacities and on the respective dates indicated opposite their names. Each person whose signature appears below hereby authorizes each of Rene
R. Champagne, Gene A. Baugh and Clark D. Elwood, each with full power of substitution, to execute in the name and on behalf of such person any post-effective amendment to this Registration Statement and to file the same, with exhibits thereto, and other documents in connection therewith, making such changes in this Registration Statement as the registrant deems appropriate, and appoints each of Rene R. Champagne, Gene A. Baugh and Clark D. Elwood, each with full power of substitution, attorney-in-fact to sign any amendment and any post-effective amendment to this Registration Statement and to file the same, with exhibits thereto, and other documents in connection therewith.

                     SIGNATURE                                      TITLE                      DATE
                     ---------                                      -----                      ----
               /s/ RENE R. CHAMPAGNE                 Chairman, President, Chief Executive  June 2, 1998
---------------------------------------------------    Officer and Director (Principal
                 Rene R. Champagne                     Executive Officer)

                 /s/ GENE A. BAUGH                   Senior Vice President and Chief       June 2, 1998
---------------------------------------------------    Financial Officer (Principal
                   Gene A. Baugh                       Financial Officer and Principal
                                                       Accounting Officer)

                                                     Director
---------------------------------------------------
                  Rand V. Aroskog

                  /s/ TONY COEHLO                    Director                              June 2, 1998
---------------------------------------------------
                    Tony Coehlo

                 /s/ JOHN F. DEAN                    Director                              June 2, 1998
---------------------------------------------------
                   John F. Dean

             /s/ JAMES D. FOWLER, JR.                Director                              June 2, 1998
---------------------------------------------------
               James D. Fowler, Jr.

                 /s/ ROBIN JOSEPHS                   Director                              June 2, 1998
---------------------------------------------------
                   Robin Josephs

                     SIGNATURE                                      TITLE                      DATE
                     ---------                                      -----                      ----
              /s/ MERRICK R. KLEEMAN                 Director                              June 2, 1998
---------------------------------------------------
                Merrick R. Kleeman

               /s/ LESLIE LENKOWSKY                  Director                              June 2, 1998
---------------------------------------------------
                 Leslie Lenkowsky

              /s/ BARRY S. STERNLICHT                Director                              June 2, 1998
---------------------------------------------------
                Barry S. Sternlicht

                   /s/ VIN WEBER                     Director                              June 2, 1998
---------------------------------------------------
                     Vin Weber

     The Plan. Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis, State of Indiana on June 2, 1998.

                                          ESI 401(k) PLAN

                                          By: ESI Employee Benefit Plan
                                            Investment and Administration
                                              Committee

                                                    /s/ GENE A. BAUGH

                                            ------------------------------------
                                                   Gene A. Baugh, Member

                                                 /s/ J. BRADFORD RAINIER

                                            ------------------------------------
                                                J. Bradford Rainier, Member

                                                  /s/ SHARON S. MURLEY

                                            ------------------------------------
                                                  Sharon S. Murley, Member

                                                  /s/ ELAINE B. JOHNSON

                                            ------------------------------------
                                                 Elaine B. Johnson, Member

                                                   /s/ JENNIFER YONCE

                                            ------------------------------------
                                                   Jennifer Yonce, Member

                               INDEX TO EXHIBITS

EXHIBIT
  NO.                        DESCRIPTION OF EXHIBIT
-------                      ----------------------
4.1       Restated Certificate of Incorporation of the Registrant, as
          amended to date. (The copy of this Exhibit filed as Exhibit
          3.1 to the Registrant's Quarterly Report on Form 10-Q for
          the period ending June 30, 1996 is incorporated herein by
          reference.)
4.2       Restated By-Laws of the Registrant, as amended to date. (The copy of this Exhibit filed as Exhibit 4.2 to the
          Registrant's Registration Statement on Form S-8
          (Registration 333-38883) is incorporated herein by
          reference.)
4.3       ESI 401(k) Plan.
23.1      Consent of Price Waterhouse LLP.
24        Powers of Attorney (included on the Signature Page of the
          Registration Statement).